                                                                    EXHIBIT 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                 95-3571558
(State of incorporation                          (I.R.S. employer
if not a U.S. national bank)                     identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                          90017
(Address of principal executive offices)         (Zip code)

                           ---------------------------
                                    CRAY INC.
               (Exact name of obligor as specified in its charter)

Washington                                     93-0962605
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

411 First Avenue South, Suite 600
Seattle, Washington                            98104-2860
 (Address of principal executive offices)      (Zip code)

                           ---------------------------

               3.0% Convertible Senior Subordinated Notes due 2024
                       (Title of the indenture securities)

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                Name                                            Address
Comptroller of the Currency
United States Department of the Treasury                  Washington, D.C. 20219

Federal Reserve Bank                                      San Francisco, California 94105

Federal Deposit Insurance Corporation                     Washington, D.C. 20429

      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

      2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

      3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

      4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

                                      -2-
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      6.    The consent of the trustee required by Section 321(b) of the Act.
            (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -3-
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                                    SIGNATURE

      Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 2nd day of March, 2005.

                                                     THE BANK OF NEW YORK
                                                     TRUST COMPANY, N.A.

                                                     By: /s/ SANDEE'PARKS
                                                         ---------------------
                                                     Name:  SANDEE' PARKS
                                                     Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                     Consolidated Report of Condition of THE
                      BANK OF NEW YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

      At the close of business December 31, 2004, published in accordance with Federal regulatory authority instructions.

                                                                  Dollar Amounts
                                                                    in Thousands

ASSETS
Cash and balances due from
               depository institutions:
               Noninterest-bearing balances
                 and currency and coin...............................................................    5,975
               Interest-bearing balances.............................................................        0
Securities:
               Held-to-maturity securities...........................................................       79
               Available-for-sale securities.........................................................   27,506
Federal funds sold and securities
               purchased under agreements to resell:
               Federal funds sold ...................................................................   31,000
               Securities purchased under agreements to resell.......................................  111,000
Loans and lease financing receivables:
               Loans and leases held for sale........................................................        0
               Loans and leases,
                 net of unearned income..............................................................        0
               LESS: Allowance for loan and
                 lease losses........................................................................        0
               Loans and leases, net of unearned
                 income and allowance................................................................        0
Trading assets.......................................................................................        0
Premises and fixed assets (including
               capitalized leases)...................................................................    2,356
Other real estate owned..............................................................................        0
Investments in unconsolidated
               subsidiaries and associated
               companies.............................................................................        0
Customers' liability to this bank
               on acceptances outstanding............................................................        0
Intangible assets:
      Goodwill.......................................................................................  237,448
      Other Intangible Assets .......................................................................   17,376
Other assets.........................................................................................   35,890
                                                                                                      --------
Total assets......................................................................................... $468,630
                                                                                                      ========

LIABILITIES

Deposits:
               In domestic offices
               Noninterest-bearing...................................................................    9,060
               Interest-bearing......................................................................        0
Not applicable
Federal        funds purchased and securities sold under agreements to
               repurchase:
               Federal funds purchased...............................................................        0
               Securities sold under agreements to repurchase........................................        0
Trading liabilities..................................................................................        0
Other borrowed money:
               (includes mortgage indebtedness
               and obligations under capitalized
               leases)...............................................................................   58,000
Not applicable
Bank's liability on acceptances
                 executed and outstanding............................................................        0
Subordinated notes and debentures....................................................................        0
Other liabilities....................................................................................   46,904
                                                                                                      --------
Total liabilities.................................................................................... $113,964
                                                                                                      ========
Minority interest in consolidated subsidiaries.......................................................        0

EQUITY CAPITAL

Perpetual preferred stock and related surplus........................................................
Common stock.........................................................................................    1,000
Surplus..............................................................................................  294,040
Retained earnings....................................................................................   59,681
Accumulated other comprehensive
               income................................................................................      (55)
                                                                                                      --------
Other equity capital components......................................................................        0
                                                                                                      --------
Total equity capital................................................................................. $354,666
                                                                                                      --------
Total liabilities, minority interest, and equity capital............................................. $468,630
                                                                                                      ========

      I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

      Thomas J. Mastro        )             Comptroller

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

      Richard G. Jackson      )
      Nicholas C. English     )             Directors
      Karen B. Shupenko       )

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